                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                                   PURSUANT TO
                             SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 29, 2000

                                 MEDIA 100 INC.
               (Exact name of Registrant as specified in charter)

     DELAWARE               0-14779                              04-2532613
(State or other         (Commission File                     (I.R.S. Employer
 jurisdiction               Number)                         Identification No.)

             290 DONALD LYNCH BOULEVARD, MARLBOROUGH, MA 01752-4748
               (Address of Principal Executive Offices) (Zip Code)

                                 (508) 460-1600
                Registrant's Telephone number including area code


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ITEM 5. OTHER EVENTS.

This Current Report on Form 8-K of Media 100 Inc. (the "Company") is being filed to disclose the audited consolidated balance sheets of the Company as of November 30, 1999 and 1998 and the related audited consolidated statements of operations, stockholders' equity and cash flows for each of the three years in the period ended November 30, 1999, 1998 and 1997, with accompanying notes. These audited consolidated financial statements give retroactive effect to the merger of Media 100 Inc. and Digital Origin Inc., which has been accounted for as a pooling -of-interests.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (c)    EXHIBITS.

Exhibit Number                  Title
23.1               Consent of Arthur Andersen LLP

23.2               Consent of Ernst & Young LLP

27.1               Restated Financial Data Schedule for November 30, 1999

27.2               Restated Financial Data Schedule for November 30, 1998

27.3               Restated Financial Data Schedule for November 30, 1997

99.1   Item 5 - Selected Financial Data

              Item 7 - Management's Discussion and Analysis of Financial Condition and Results of Operations

              The following audited financial statements of Media 100 Inc.:

              Independent auditors' report
              Independent auditors' report
              Consolidated Balance Sheets as of November 30, 1999 and 1998 Consolidated Statements of Operations for the years ended November 30, 1999, 1998 and 1997 Consolidated Statements of Stockholders' Equity for the years ended November 30, 1999, 1998 and 1997 Consolidated Statements of Cash Flows for the years ended November 30, 1999, 1998 and 1997 Notes to the Consolidated Financial Statements

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MEDIA 100 INC.

                                               By /s/ Steven D. Shea
                                                  --------------------------
Date:  December 29, 2000                       Steven D. Shea
                                               Chief Financial Officer
                                                 and Treasurer

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

                                  EXHIBIT INDEX

Exhibit Number                     Description
23.1              Consent of Arthur Andersen LLP

23.2              Consent of Ernst & Young LLP

27.1              Restated Financial Data Schedule for November 30, 1999

27.2              Restated Financial Data Schedule for November 30, 1998

27.3              Restated Financial Data Schedule for November 30, 1997

99.1              Item 5 - Selected Financial Data

              Item 7 - Management's Discussion and Analysis of Financial Condition and Results of Operations

              The following audited financial statements of Media 100 Inc.:

              Independent auditors' report
              Independent auditors' report
              Consolidated Balance Sheets as of November 30, 1999 and 1998 Consolidated Statements of Operations for the years ended November 30, 1999, 1998 and 1997 Consolidated Statements of Stockholders' Equity for the years ended November 30, 1999, 1998 and 1997 Consolidated Statements of Cash Flows for the years ended November 30, 1999, 1998 and 1997 Notes to the consolidated Financial Statements

                                       4